                                                                EXHIBIT 99.2.(f)


                     AIRCRAFT PURCHASE AGREEMENT (N931MC)


                        DATED AS OF SEPTEMBER 30, 1996


                                By and Between

                        INVESTORS ASSETS HOLDING CORP.,

                    not individually but solely as Trustee


                                      and

                      NORTHWEST AIRLINES, INC., as Buyer


                          For One (1) MD-82 Aircraft








"This document contains trade secrets and commercial, financial, and proprietary information which is privileged and confidential and which shall not be disclosed to any person, governmental agency, company, corporation or other party except as such disclosure is required by law."

                         AIRCRAFT PURCHASE AGREEMENT
                         ---------------------------

                                    INDEX
                                    -----

        Section                                               Page
        -------                                               ----

        1.  Subject Matter of Sale..................................1
        2.  Purchase Price and Method of Payment....................2
        3.  Inspection and Acceptance...............................2
        4.  Condition of Aircraft...................................3
        5.  Opinion of FAA Counsel..................................3
        6.  Closing, Conditions Precedent...........................4
        7.  Defaults by Seller; Force Majeure.......................6
        8.  Destruction.............................................7
        9.  Default of Buyer........................................7
       10.  Warranties; Representations.............................7
       11.  Taxes...................................................9
       12.  Assignment.............................................10
       13.  Duty to Cooperate and Approvals........................11
       14.  Public Announcements...................................11
       15.  Headings...............................................11
       16.  Termination for Insolvency.............................11
       17.  Commissions and Brokers, Fees and Expenses.............12
       18.  Disclaimer of Consequential Damages....................12
       19.  Notices and Requests...................................12
       20.  Entire Agreement.......................................13
       21.  Governing Law; Severability; Timing....................13
       22.  Counterparts...........................................14
       23.  Facsimile Signatures...................................14
       24.  Insurance..............................................14


                                   EXHIBITS
                                   --------

        Exhibit A....... The Aircraft
        Exhibit B....... The Data
        Exhibit C....... Delivery Receipt
        Exhibit D....... Lease Termination Form
        Exhibit E....... Warranty Bill of Sale
        Exhibit F....... Assignment of Warranties
        Exhibit G-1..... Seller Officer's Certificate
        Exhibit G-2..... Buyer Officer's Certificate

                          AIRCRAFT PURCHASE AGREEMENT
                          ---------------------------

        This Agreement, made and entered into as of this 30th day of September, 1996, is by and between Investors Assets Holding Corp., not in its individual capacity but solely as trustee ("Seller") under Third Lease Agreement (N931MC) dated as of July 29, 1994, (the "Lease") concerning McDonnell Douglas MD-82 Aircraft U.S. Reg. No. N93IMC between Seller and Northwest Airlines, Inc., a Minnesota corporation ("Buyer").

                                  Witnesseth:
                                  ----------
        WHEREAS, Buyer currently leases on (1) used MD-82 aircraft, Federal Aviation Administration ("FAA") Registration No. N931MC as more fully described in exhibit A hereto from Seller pursuant to a lease agreement described in Exhibit D, the Lease Termination; and

        WHEREAS, Buyer desires to purchase such used aircraft, engines, parts and accessories and related records and manuals from Seller and Seller desires to sell such used aircraft, engines, parts and accessories and related records and manuals to Buyer; and

        WHEREAS, contemporaneously with the sale and purchase of the aircraft,
(i) the Lease will be terminated,

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and conditions herein specified, Seller and Buyer agree as follows:

1.      Subject Matter of Sale.
        ----------------------

        1.01. Under and pursuant to the terms and conditions hereinafter set forth, Seller shall sell and deliver to Buyer, and Buyer shall purchase and accept delivery from Seller, the following:

              (a) One (1) used McDonnell Douglas MD-82 aircraft with two (2) Pratt & Whitney JT8D-217 aircraft engines consisting of an airframe, including any and all avionics, appliances, parts, furnishings, instruments, accessories and other equipment installed therin or thereon, and the above described engines, all of which constitute the "Aircraft". The Aircraft is more fully described in Exhibit A hereto.

              (b) The flight, engineering and maintenance manuals, drawings, documents and other data pertaining to the Aircraft and in Seller's or Buyer's possession (the "Manuals"), and the operational and maintenance records pertaining to the Aircraft required by the FAA and in Seller's possession (the "Records"). (The Manuals and the

Records are sometimes hereinafter collectively referred to as the ("Data)). The Data will be furnished to Buyer by Seller at no additional charge to Buyer as a part of the consideration for the payment of the purchase price set forth in
Section 2.01 herein.

2.      Purchase Price and Method of Payment.
        ------------------------------------

        2.01. The purchase price ("Purchase Price") for the Aircraft and Data is Thirteen Million Two Hundred Thousand dollars ($13,200,000).

                N931MC                                  $13,200,000

        2.02. Upon delivery of the Aircraft and Data, Buyer shall pay to Seller the Purchase Price.

        2.03. All payments hereunder shall be made by wire transfer of immediately available funds to:

               Equis Financial Group
               Fleet Bank, N.A.
               80 Pine Street
               New York, NY  10005
               ABA #021-200-339
               Account # 2181-01-7572

3.      Inspection and Acceptance
        -------------------------

        3.01 Because the Aircraft is currently in Buyer's possession pursuant to the Lease, the Aircraft shall be delivered to Buyer at Buyer's expense and risk of loss or damage at such point in the continental United States as Buyer shall select, on the date specified for delivery for the Aircraft in Exhibit A hereto.

        3.02 Seller shall transfer title to the Data to Buyer concurrently with the delivery of the Aircraft hereunder. Any such Data not already in Buyer's possession shall be located at Buyer's Minneapolis, Minnesota facility.

        3.03 DISCLAIMER OF OTHER WARRANTIES. EXCEPT FOR THE LIMITED WARRANTY PROVIDED IN SECTION 10 AND EXHIBIT E, BUYER AGREES THAT THE AIRCRAFT IS BEING SOLD "AS IS' WITHOUT WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED. BUYER ACKNOWLEDGES THAT SELLER IS NOT THE MANUFACTURER OF THE AIRCRAFT AND DATA NOR A DEALER IN SIMILAR EQUIPMENT AND HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE AIRCRAFT

        AND DATA, ITS MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT AND DATA. IN NO EVENT SHALL THE SELLER BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT.

        BUYER AGREES TO INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, JUDGMENTS, OR DEMANDS FOR DAMAGES TO PROPERTY OR INJURIES OR DEATH TO PERSONS ARISING FROM OR ATTRIBUTABLE TO THE AIRCRAFT AND DATA OR PART THEREOF, AND FOR ANY CLAIM OR AWARD FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. BUYER SHALL USE ITS BEST EFFORTS TO RECEIVE A DISCLAIMER OF WARRANTY WITH RESPECT TO SELLER SIMILAR TO THAT GIVEN TO SELLER BY BUYER IN THE FIRST PARAGRAPH OF THIS SECTION 3.03 FROM ANY PURCHASER TO WHOM BUYER MAY SELL THE AIRCRAFT.

        3.04  [Intentionally Left Blank]

        3.05 Upon delivery of the Aircraft hereunder, the parties shall execute and deliver to each other duplicate originals of Delivery Receipts, substantially in the form of Exhibit C.

        3.05 Contemporaneously with delivery of the Aircraft to Buyer hereunder, Lessor shall terminate the Lease of such Aircraft to Lessor and shall execute and deliver to Buyer at the closing a termination of each Lease in the form of Exhibit D attached hereto.

Following the termination of the Lease, Buyer shall have no obligation under the Lease and the Lease shall be terminated and of no further force or effect provided, however, that those provisions of the Lease stated to survive the termination of the Lease shall remain in effect. Buyer and Seller agree that Seller shall have no obligations under Section 7.1(c) of the Lease which survive the transfer of title to the Aircraft from Seller to Buyer.

        3.07 The parties shall deliver to each other such documents and other items as is required herein.

4.      Condition of Aircraft.
        ---------------------

        4.01. Until delivery and transfer of title to the Aircraft to Buyer hereunder, such Aircraft shall be maintained and repaired by Buyer in Accordance with the Lease.

5.      Opinion of FAA Counsel.
        ----------------------

        5.01. On the date of closing the purchase of the Aircraft hereunder, Buyer shall have received an opinion of Crowe & Dunlevy, P.C., Oklahoma City, Oklahoma, as to matters related to the filing and recordation system of the FAA, including Seller's title to the airframe, the absence of liens on the airframe and engines, (except for any and all liens or encumbrances created by Buyer or as the result of Buyer operating the Aircraft) certain documents being in proper form for filing and having been filed for recordation with the FAA and such other matters as are appropriate and customary for the transactions contemplated hereby. Such opinion shall be dated as of the date of closing.


6.      Closing, Conditions Precedent.
        -----------------------------

        The transactions and acts set forth in this Section 6 shall be per-formed at the time of delivery to Buyer of the Aircraft in the order set forth below but shall be deemed to have occurred simultaneously.

        6.01. At delivery of the title to the Aircraft to Buyer, Seller shall deliver to Buyer or Buyer's designee the following documents (fully executed and in proper form for filing), the delivery of which are conditions precedent to Buyer's obligation to pay the Purchase Price pursuant to this Agreement:

        (a) A duly executed FAA form Bill of Sale (AC Form 8050-2 or its equivalent) conveying to Buyer all of Seller's right, title and interest in and to the Aircraft as set forth in the Bill of Sale, and a duly executed long form Warranty Bill of Sale for the Aircraft, substantially in the form of Exhibit E hereto, the Data and the Certificate of Airworthiness;

        (b) True and correct copies of releases of any and all mortgages, liens, charges, claims, security interests, leases and encumbrances of any nature whatsoever against the Aircraft and the original copies of such releases available for immediate filing with the FAA;

        (c)    The Data related to the Aircraft in Seller's possession (if any);

        (d) A duly executed Assignment of Warranties for the Aircraft in the form attached hereto as Exhibit F;

        (e) A certificate of Seller in the form of Exhibit G-1 hereto, certifying that the representations and warranties of Seller set forth herein are true and correct (and such representations and warranties shall be true and correct) on such delivery date;

        (f)    The Lease Termination provided for in Section 3.06 hereof; and

        (g)    Such other documents required by this Agreement.

        6.02 At delivery of title to the Aircraft to Buyer, Buyer shall deliver to Seller or Seller's designee the following items and documents (fully executed and in proper form for filing), the delivery of which are conditions precedent to Seller's obligation to deliver title pursuant to this Agreement:

        (a) The Purchase Price for the Aircraft and Data as listed in Section 2.01;

        (b) A Delivery Receipt, substantially in the form of Exhibit C hereto, pertaining to the Aircraft;

        (c) Evidence that application for registration of such Aircraft in the name of Buyer has been duly made with the FAA;

        (d) A certificate of Buyer in the form of Exhibit G-2 hereto, certifying that the representations and warranties of Buyer set forth herein are true and correct (and such representations shall be true and correct) on such delivery date; and

        (e)    the Lease Termination provided for in Section 3.06 hereof.

        6.03   [Intentionally left blank.]

        6.04 No action or proceeding or governmental action shall have been instituted or threatened before any court or governmental agency, nor shall any order, judgement, or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin, or prevent the completion and consummation of this Agreement or the transactions contemplates hereby.

        6.05 No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that, in the reasonable opinion of Seller, Buyer or their counsel, would make it a violation of law or regulation for Seller or Buyer to enter into or perform any transaction contemplated by this Agreement.

        6.06 The FAA shall have confirmed to the Buyer in writing that the Aircraft is eligible to be registered in the name of Buyer as set forth in the FAA application for registration for such Aircraft and application for registration of such Aircraft shall have been duly made with the FAA as contemplated by Section 6.02 (c) of this Agreement.

        6.07 Both Seller and Buyer shall deliver to Crowe & Dunlevy, P.C. in Oklahoma City, Oklahoma in advance of closing of the Aircraft all documents that are required to be filed with the FAA with respect to such Aircraft. Upon delivery of the Aircraft and the filing of the Lease Termination, FAA Bill of Sale, releases of any liens on the Aircraft, and such other documents as Buyer or Seller reasonably deem necessary to effectuate the intents and purposes of this Agreement, with the FAA Registration Office in Oklahoma City, Oklahoma, title the Aircraft shall irrevocably vest in Buyer.

        6.08 Seller's obligations to sell the Aircraft hereunder are conditional upon the Aircraft remaining subject to the Lease until the closing of the sale and purchase of such Aircraft in accordance with this Agreement.


7.      Defaults by Seller; Force Majeure.
        ---------------------------------

        7.01 The occurrence of one or more of the following events shall constitute a default by Seller hereunder:

               (a) Failure by Seller to timely tender delivery of any closing document pursuant to the terms and in the condition required by this Agreement; or

               (b) Failure by Seller to observe or perform any material obligation of Seller under this Agreement.

        7.02 If any such default should occur and Seller does not cure such default within ten (10) days after written request from Buyer to do so, it shall constitute a "Seller's Event of Default" hereunder. Upon the occurrence of a Seller's Event of Default, Buyer, without prejudice to any other remedy Buyer may have against Seller for Buyer's damages resulting from Seller's Event of Default, may, by written notice to Seller, terminate this Agreement in whole or in part.

        7.03 Subject to Section 8 below, Seller shall not be responsible nor shall it be deemed a Seller's Event of Default, in whole or in part, hereunder on account of its inability to perform this Agreement, or on account of delays in Seller's performance of this Agreement, for any of the following reasons (herein called "force majeure"):
                -------------

        (a)    Loss of or damage to the Aircraft for any reason; or

        (b) Any other cause occurring beyond the reasonable control of Seller and not due to Seller's fault or neglect, including, but not limited to, war, acts or government, insurrections, strikes, labor troubles, riots, fires, floods, explosions, earthquakes, accidents, mechanical failures, inability for any reason (after use of due diligence) to obtain materials or parts for overhaul, or any act of God or of the public enemy;

        provided, however, that in the event of any force majeure, Seller agrees
                                                    -------------
        to promptly notify Buyer thereof and of Seller's estimate of the expected duration of delay resulting therefrom, and to use its reasonable efforts to remedy such inability or delay so as to permit it to perform hereunder.

        7.04. If the delivery of the Aircraft shall be delayed by reason of force majeure beyond one hundred eighty (180) days, Buyer shall have the option
-------------
to terminate this Agreement with respect to the Aircraft, provided notice of such termination shall be given by telex, telecopier or letter, delivered within
(30) days after such 180-day period.

8.      Destruction.
        -----------
        8.01. If, prior to delivery, the Aircraft is destroyed or damaged beyond repair, this Agreement shall terminate.

9.      Default of Buyer.
        ----------------
        9.01. The occurrence of one or more of the following events shall constitute a default by Buyer hereunder:

        (a) Buyer's failure to accept delivery of the Aircraft upon tender thereof in the condition and at the time required by and otherwise in accordance with this Agreement; or

        (b) Buyer's failure to observe or perform any material obligation of Buyer under this Agreement.

        9.02. If any such default should occur and Buyer does not cure default within ten (10) days after written request from Seller to do so, it shall constitute a "Buyer's Event of Default" hereunder. Upon the occurrence of a Buyer's Event of Default, Seller, without prejudice to any other remedy Seller may have against Buyer for damages to Seller resulting from Buyer's Event of Default, may, by written notice to Buyer, terminate this Agreement.

10.     Warranties; Representations.
        ---------------------------

        10.01. Buyer represents and warrants to Seller that at the time of execution of this Agreement and at the time of delivery of the Aircraft hereunder:

                (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

                (b) Buyer has the corporate power and authority to execute, deliver and perform its obligations under this Agreement;

            (c) The execution, delivery and performance of this Agreement by Buyer has been duly authorized by all necessary corporate action and will not violate, breach or contravene any provision of law or the certificate of incorporation or the by-laws of Buyer, or any license or permit under which Buyer conducts its business and will not result in the breach of, or constitute a default under, any indenture, credit or loan agreement, mortgage or other instrument to which Buyer is a party or by which Buyer is bound; and this Agreement constitutes a valid, legal and binding obligation of Buyer, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting the rights of creditors generallly and subject to general equitable principles;

            (d) There are no suits, actions or proceedings (including, but not limited to, counter or cross-claims) pending, or to the knowledge of Buyer, threatened, against Buyer before or by any United States, federal, state, municipal or other governmental agency, department, commission, board, bureau or instrumentality, which, if adversely determined, would have a material adverse effect on Buyer's ability to enter into, consummate, or carry out this Agreement or any obligation hereunder; and

            (e) No consent or approval of, filing with or notice to any governmental autority, court or other party or person is rquired in connection with the execution, delivery or performance by Buyer of this Agreement or the transactions contemplated hereby other than those obtained on or prior to the delivery date for the first Aircraft delivered hereunder.

     10.02. Seller shall assign to Buyer any and all assignable warranties of manufacturers and maintenance and overhaul agencies, of and for the Aircraft delivered by Seller to Buyer under the provisions of this Agreement, by delivery to Buyer concurrently with the sale and delivery of the Aircraft, of an Assignment of Warranties for the Aircraft, substantialy in the form of Exhibit F hereto; and upon the request of Buyer, Seller shall give Buyer aid and assistance in enforcing the rights of Buyer arising under such warranties, but Buyer shall reimburse Seller for any expenses incurred by Seller in rendering such assistance; and from time to time, upon the written request of Buyer, Seller shall give notice to any such manufacturers and maintenance and overhaul agencies of the assignment of such warranties to Buyer.

     10.03 Seller represents and warrants to Buyer that at the time of execution of this Agreement and at the time of the delivery of the Aircraft hereunder:

            (a) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

             (b) Seller, as Trustee, has the corporate power to execute, deliver and perform its obligations under this Agreement;

             (c) No consent or approval of, filing with or notice to any Massachusetts or federal governmental authority, court or other party or person governing Seller's trust powers is required in connection with the execution, delivery or performance by Seller of this Agreement or the transactions contemplated hereby other than those obtained on or prior to the delivery date for the Aircraft delivered hereunder;

             (d) The execution, delivery and performance of this Agreement by Seller, as Trustee, has been duly authorized by all necessary corporate action and will not violate, breach or contravene any provision of law or the certificate of incorporation or the by-laws of Seller or any license or permit under which Seller conducts its business and will not result in a breach of, or constitute a default under, any indenture, credit or loan agreement, mortgage or other instrument to which Seller is a party or by which Seller may be bound; and this Agreement constitutes, and each Bill of Sale and Assignment of Warranties will constitute when delivered, a valid, legal and binding obligation of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting the rights of creditors generally and subject to general equitable principles; and

             (e) There are not suits, actions or procedings (including, but not limited to, counter or cross-claims) pending, or to the knowledge of Seller, threatened against Seller before or by any federal, state, municipal or other governmental agency, department, commission, board, bureau or instrumentality, which, if adversely determined, would have a material adverse effect on Seller's ability to enter into, consummate or carry out this Agreement or any obligation hereunder.

      10.05. Seller further represents and warrants that at the time of the delivery of the Aircraft:

             (a) Seller will have such title to the Aircraft and Data as set forth in the Bill or Sale attached hereto as Exhibit E; and

             (b) Seller will have full power and lawful authority to transfer such title for the Data and Aircraft to Buyer and to assign all warranties of the manufacturer of such Aircraft to Buyer pursuant to an Assignment of Warranties in the form of Exhibit F (except to the extent that they are non-assignable by their terms).


11.   Taxes.
      -----

      11.01. The Purchase Price does not include any sales, use, excise or value added tax, assessment, duty, or similar governmental charge or fee on the sale of the Aircraft together with any related interest or penalties ("Taxes"). Subject to the following paragraph and

Section 11.02, Buyer agrees to assume and pay all Taxes, including penalties, fines or interest thereon incurred in connection with the sale of the Aircraft and to indemnify and hold Seller harmless from and against the payment of any and all such Taxes. The parties agree to furnish each other with such documents and certificates as they may reasonably request in connection with any claims for exemption from the payment of the Taxes. Seller agrees to notify Buyer in writing immediately of any claim for Taxes which might affect Buyer and of which Seller becomes aware. Buyer shall have the right, at its sole cost and expense, to contest the imposition, validity, applicability, or amount of any Taxes which it is to pay under this Section 11.01, and to the extent permitted by law, withhold payment during pendency of such contest and Seller agrees to contest the validity, applicability or amount of any Taxes or to assist Buyer in such protest on Buyer's request and at Buyer's sole cost and expense.

Buyer and Seller agree to cooperate in closing the sale of the Aircraft in a jurisdiction within the United States that will render the purchase and sale transaction free of any local, city, state, county, province, country, or governmental transfer charges or taxes whatsoever to the Buyer and Seller. Therefore, closing with funds and documents held in escrow may be a requirement of the Buyer and/or Seller until the Aircraft is positioned in tax exempt location.

     11.02. Excluded from the coverage of Section 11.01 are (a) Taxes on, based upon or measured by gross or net income or gross or net receipts (in each case, other than taxes in the nature of sales or use taxes) (including, without limitation, any capital gains taxes, minimum taxes or value-added taxes not in the nature of sales or use taxes) or that are franchise Taxes, Taxes on doing business or Taxes on, based on or measured by capital or net worth of Seller (in each case, other than taxes in the nature of sales or use taxes), (b) Taxes imposed by any taxing authority or governmental subdivision of a country other than the United States, or (c) Taxes imposed prior and unrelated to delivery of the Aircraft, and Buyer shall not be liable for any such taxes (except as may otherwise be provided in the Lease).

12.  Assignment.
     ----------

     12.01. The rights and obligations created hereunder, shall not be assignable or delegatable by either party hereto without the prior written consent of the other party; but, subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Buyer may, without such consent, assign this Agreement, provided that Buyer shall remain primarily liable for the performance of its obligations hereunder and shall not be released from any obligations by virtue of such assignment. No action taken under this assignment provision by Buyer, any assignee of Buyer, or Seller, shall subject Seller to any liability or expense to which it would not otherwise be subject under this Agreement or modify in any way Seller's contract rights under this Agreement.

13.  Duty to Cooperate and Approvals.
     -------------------------------

     13.01. Buyer and Seller shall cooperate in obtaining any necessary government approvals or authorizations for this transaction, and each party will provide copies thereof the other party.

14.  Public Announcements.
     --------------------

     14.01. Without the prior express written consent of the other party, Buyer and Seller agree, except as required by law, not to disclose, advertise or publicize the contents of this Agreement, except that Buyer and Seller will coordinate the public announcement of the purchase of the Aircraft hereunder. In any instance in which a filing or recording of this Agreement, or any part hereof, is required by law, Seller and Buyer shall request that this Agreement, or any such part hereof, be afforded confidential treatment. It is expressly understood and agreed that the parties' obligation under this provision shall survive performance of the terms of this Agreement, its rescission or other termination and that this provision shall remain in full force and effect and shall be deemed severable from and independent of the other provisions of this Agreement. Notwithstanding the foregoing, to the extent that Seller's beneficiaries are obligated to disclose the transactions contemplated by this Agreement to any limited partner of any such beneficiary or to any regulatory body of competent jurisdiction, Seller shall have no liability hereunder for making any such disclosure.

15.  Headings.
     --------

     15.01. The headings used herein are for convenience only and shall not be considered part of any Section for purposes of construing provisions hereof.

16.  Termination for Insolvency.
     --------------------------

     16.01. Either party hereto may, at its option, immediately terminate this Agreement by giving the other party written notice, as hereinafter provided, at any time after:

          (a) Such other party files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, an arrangement with its creditors or to take advantage of any insolvency or similar laws;

          (b) Proceedings in bankruptcy are instituted against such other party and the same are not dismissed within sixty (60) days;

          (c) A court takes and retains for a period of at least sixty (60) days jurisdiction of such other party and its assets pursuant to proceedings under the provisions of any federal reorganization act;

          (d) A receiver of such other party's assets is appointed on account of insolvency and is not discharged within a period of sixty (60) days thereafter;

          (e) Such other party is otherwise divested of its assets for a period of at least sixty (60) days by operation of law; or

          (f) Such other party makes a general assignment for the benefit of its creditors or admits in writing its inability to pay its debts as they mature.

     16.02. The effective date of such termination shall be the date such notice is given.

17.  Commissions and Brokers.  Fees and Expenses.
     -------------------------------------------

     17.01. Both parties acknowledge that there are no brokerage commissions to be paid with respect to the arrangement of the sale and purchase pursuant to this Agreement, and each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) asserted by agents, brokers or other third parties for any commission or compensation of any nature whatsoever based upon the sale of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents.

     17.02. Seller and Buyer shall each bear their own expenses, including, without limitation, fees of legal counsel, accountants or other representatives, incurred in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

18.  Disclaimer of Consequential Damages.
     -----------------------------------

     18.01. BUYER AND SELLER EACH HEREBY AGREE THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE OTHER PARTY OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF THE OTHER PARTY CONTAINED IN THIS AGREEMENT.

19.  Notices and Requests.
     --------------------

     19.01. All notices and other communications authorized hereunder shall, except where specifically provided otherwise, be given in writing to the person listed below either by personal delivery to said person, or by registered or certified mail, return receipt requested, or by telegram or telex or telecopier; and the date upon which any such notice is so personally delivered (or if the notice is given by registered or certified mail, or by telecopier, the date upon which it is received by the addressee) shall be deemed to be the date of such notice, irrespective of the date appearing therein.

     Buyer shall be addressed:

     Northwest Airlines, Inc.
     2700 Lone Oak Parkway (A5000)
     Eagan, MN 55121
     Attention: Vice President, Northwest Aircraft Inc.
     Telefacsimile No.: (612) 726-2488

     Seller shall be addressed:

     Investors Assets Holding Corp.
     c/o Equis Financial Group
     98 North Washington Street
     Boston, MA 02114
     Attention: Vice President, Aircraft Management
     Telefacsimile No.: 617-523-1410

Buyer and Seller may each change, from time to time, their named representative and respective addresses for the purpose of this Section by written notice each to the other as herein provided.

20.  Entire Agreement.
     ----------------

     20.01. This agreement and the Exhibits hereto supersede all previous discussions, negotiations and communications and constitute the entire Agreement between the parties hereto with respect to the purchase and sale of the Aircraft and Data and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of the parties hereto by their duly authorized representatives.

21.  Governing Law; Severability; Timing.
     -----------------------------------

     21.01. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the United States of America and the Commonwealth of Massachusetts, including all matters of construction, validity and performance. The parties agree that any litigation relating directly or indirectly to this agreement must be brought before and determined by a court of competent jurisdiction within the State of Minnesota or the Commonwealth of Massachusetts, and Buyer and Seller hereby agree to waive any rights to object to the (i) jurisdiction of such courts, and (ii) a jury trial.

        21.02. If any provision of this Agreement shall be determined to be illegal, invalid or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        21.03. Time is of the essence in the performance of the terms and conditions set forth in this Agreement.

22.     Counterparts.
        ------------

        22.01. This Agreement may be executed in counterparts, each of which shall be deemed an original, and which together shall constitute one instrument.

23.     Facsimile Signatures.
        --------------------

        23.01. Transmission by telecopier of a facsimile of the signature page hereof, or any other document to be delivered by one party to the other pursuant to this Agreement, signed by an authorized representative of a party, shall be conclusive evidence of the due execution by such party of this Agreement or such other document. The parties expressly agree to provide originally executed documents promptly following any facsimile transmission pursuant to this provision.

24.     Insurance.
        ---------

        24.01. Buyer agrees to name Seller as additional insured in a liability insurance policy as set forth in the Lease for a period of two (2) years from the date of the sale.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the day and year first above written.

SELLER:

INVESTORS ASSET HOLDING CORP.,
not in its individual capacity but solely as Trustee


By: /S/ James F. Livesey
   ---------------------------

Its: Vice President
    --------------------------


BUYER:

NORTHWEST AIRLINES, INC.



By: /s/ Joseph E. Francht, Jr.
   ---------------------------

Its: Senior Vice President
     Finance and Treasurer
    --------------------------



The undersigned, being the sole beneficiaries of the "AFG/Northwest Airlines Trust" and the beneficial owners of the Aircraft hereby authorize and direct the above named Trustee to execute and deliver this Agreement and, when required as provided in this Agreement, the documents which have been attached as Exhibits to this Agreement.

AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-C LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP

By:  AFG Leasing Incorporated, Managing General Partner



By: /s/ James F. Livesey
   ---------------------------

Its: Vice President
    --------------------------

AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP

By: AFG Leasing IV Incorporated, Managing  General Partner


 By: /s/ James F. Livesey
    ---------------------------

ITS: Vice President
    ---------------------------

                                   EXHIBIT A

                                 THE AIRCRAFT
                                 ------------


  Manufacturer        Model        Registration No.        Manufacturer's Serial
  ------------        -----        ----------------        ---------------------
                                                                   No.
                                                                   ---

McDonnell Douglas      MD-82            N931MC                    48057


                                    Engines

        Manufacturer                  Model                  Serial No.
        ------------                  -----                  ----------

      Pratt & Whitney                JT8D-217                  708425
                                                               708426

Each of the Engines has 750 or more rated take-off horsepower or the equivalent of such horsepower.

                                   EXHIBIT B

                                     DATA
                                     ----

Any and all Data in the possession of Seller or Northwest Airlines, Inc., its subsidiaries and affiliates, relating to the Aircraft.

                                   EXHIBIT C

                               DELIVERY RECEIPT
                               ----------------

                               ACKNOWLEDGMENT OF
                      RECEIPT AND ACCEPTANCE OF AIRCRAFT

        THE UNDERSIGNED hereby acknowledges that on September 30, 1996, at 12:54 o'clock p.m., (CDT) at Minneapolis, MN, Seller (as defined below) did deliver to Buyer (as defined below) the following, in accordance with the provisions of that certain Aircraft Purchase Agreement, dated as of September 30, 1996, between the undersigned (the "Agreement").

(i) MD-82 jet airframe, FAA Registration No. N931MC and Manufacturer's Serial No. 48057 equipped as described in the Agreement

(ii) Two (2) Pratt & Whitney JT8D-217 engines installed on the airframe, and more particularly described as follows:

                Engine                        Manufacturer's
                Number                        Serial Number
                ---------------------------------------------------

                1                             708425

                2                             708426

        Each of the engines listed above has 750 or more rated take-off horsepower or the equivalent of such horsepower.

(iii) All other instruments, accessories and other equipment installed on or in such Aircraft.

(iv)    Data determined by Buyer to be acceptable.

        Except as set forth on Schedule I hereto (if any), acknowledges that the foregoing conforms to the requirements of the Agreement.

BUYER:

NORTHWEST AIRLINES, INC.



By:  /s/ Rolf S. Andresen
   --------------------------------

Its: Vice President and Controller
    -------------------------------



SELLER:

INVESTORS ASSET HOLDING CORP.,
not individually but solely as Trustee, Seller



By:  /s/ James F. Livesey
   --------------------------------

Its: Vice President
    -------------------------------

                                   EXHIBIT D

                           N931MC LEASE TERMINATION



        The undersigned hereby certify and acknowledge that the Conveyances, each as more fully described on the attached Appendix A, are hereby terminated with respect to all the collateral covered thereby, and that said collateral are no longer subject to the terms and provisions thereof.

        This Termination may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                Dated this 30th day of September, 1996.



INVESTORS ASSET HOLDING CORP.,                NORTHWEST AIRLINES, INC.
as Trustee

By: /s/ James F. Livesey                      By: /s/ Joseph E. Francht, Jr.
   ----------------------------                  -----------------------------

Title: Vice President                         Title: Senior Vice President
      -------------------------                     --------------------------
                                                     Finance and Treasurer
                                                    --------------------------

The undersigned, being the sole beneficiaries of the "AFG/Northwest Airlines Trust" and the beneficial owners of the Aircraft hereby authorize and direct the above named Trustee to execute and deliver this Lease Termination.

AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-C LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP
By:  AFG Leasing Incorporated, Managing General Partner

By: /s/ James F. Livesey
   ----------------------------
    James F. Livesey

Title:  Vice President
      -------------------------


AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP
By:  AFG Leasing IV Incorporated, Managing General Partner

By: /s/ James F. Livesey
   ----------------------------
    James F. Livesey

Title:  Vice President
      -------------------------

                                  APPENDIX A
                                      TO
                           N931MC LEASE TERMINATION

        Aircraft Lease Agreement dated as of June 1, 1990, between Investors Asset Holding Corp. as Trustee, lessor (the "Lessor"), and Northwest Airlines, Inc. as lessee (the "Lessee"), recorded by the Federal Aviation Administration (the "FAA") on June 13, 1990, as Conveyance No. M23498, as amended by the Lease Extension Agreement (N931MC) dated as of May 26, 1994, which was not filed with the FAA, the Letter Agreement dated as of June 27, 1994, which was not filed with the FAA, and the Third Lease Agreement dated as of July 31, 1994, between the Lessor and the Lessee, recorded by the FAA on September 2, 1994, as Conveyance No. HHOO7265.

                                   EXHIBIT E


                                 BILL OF SALE
                                 ------------



KNOW ALL MEN BY THESE PRESENTS that:


     INVESTORS ASSET HOLDING CORP. not in its individual capacity, but solely as Trustee, (the "Seller") in consideration of Ten Dollars and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell and assign to Northwest Airlines, Inc., a Minnesota corporation ("Buyer"), its successors and assigns, all of Seller's right, title and interest in and to the following:


 Airframe                             FAA Registra-
Manufacturer            Model         tion Number            Serial Number
--------------------------------------------------------------------------------

McDonnell Douglas       MD-82         N931MC                 48057



  Engine
Manufacturer                    Model                     Serial Numbers
--------------------------------------------------------------------------------

Pratt & Whitney               JT8D-217                    708425

Pratt & Whitney               JT8D-217                    708426


together with all equipment, components and accessories installed thereon and used in connection therewith (collectively, the "Aircraft") and the flight, engineering and maintenance manuals, drawings, documents and airworthiness certificate and other data pertaining to the Aircraft and the operational and maintenance records pertaining to the Aircraft (collectively, the "Data") listed on Exhibit B to that certain Aircraft Purchase Agreement between Buyer and Seller dated as of September 30, 1996 (the "Aircraft Purchase Agreement").

    TO HAVE AND TO HOLD said Aircraft and Data unto Buyer, its successors and assigns, for its and their own use forever.

        Seller hereby warrants that on the date hereof it is the owner of full and marketable legal title to the Aircraft and Data and Seller has the legal right to sell the same as aforesaid and that this Bill of Sale conveys to Buyer good, legal and marketable title to the Aircraft and Data on the date hereof, free and clear of all leases, mortgages, security interests, claims, charges, liens and encumbrances of any nature whatsoever, except whose created by or through Buyer, and Seller shall warrant and defend such title forever against all claims and demands. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO SUPPLEMENT OR MODIFY THE REPRESENTATIONS AND WARRANTIES OF SELLER, CONTAINED IN THE AIRCRAFT PURCHASE AGREEMENT.

        IN WITNESS WHEREOF, Seller has caused this instrument to be executed for the purpose hereinabove shown by its duly authorized representatives on September 30, 1996.

INVESTORS ASSET HOLDING CORP.
not in its individual capacity but
solely as Trustee, Seller



By: /s/ James F. Livesey
   --------------------------

Its: Vice President
    -------------------------



The undersigned, being the sole beneficiaries of the "AFG/Northwest Airlines Trust" and the beneficial owners of the Aircraft hereby authorize and direct the above named Trustee to execute and deliver this Bill of Sale.

BENEFICIAL OWNER:

AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-C LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP

By:  AFG Leasing Incorporated, Managing General Partner



By: /s/ James F. Livesey
   --------------------------

Its: Vice President
    -------------------------

BENEFICIAL OWNER:

AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP
AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP

 By: AFG Leasing IV Incorporated, Managing General Partner


 By: /s/ James F. Livesey
    ----------------------

Its: Vice President
    ----------------------

                                   EXHIBIT F


                           ASSIGNMENT OF WARRANTIES
                           ------------------------

     INVESTORS ASSET HOLDING CORP., not in its individual capacity, but solely as Trustee, (the "Seller") in consideration of the sale of a McDonnell Douglas Model MD-82 aircraft, Manufacturer's Serial No. 48057, including two (2) Pratt & Whitney JT8D-217 engines, serial numbers 708425 and 708426 to Northwest Airlines, Inc., ("Buyer"), its successors, assigns and legal representatives, does hereby assign, transfer and set over to Buyer any and all warranties of manufacturers and maintenance and overhaul agencies pertaining to the above-described Aircraft other than warranties which by their terms are not assignable.

     IN WITNESS WHEROF, this Assignment is hereby executed by Seller on September 30, 1996.


Seller:


INVESTORS ASSET HOLDING CORP.,
not in its individual capacity, but
solely as Trustee, Seller

 By: /s/ James F. Livesey
    ------------------------
Its: Vice President
    ------------------------

                                  EXHIBIT G-1

                   INVESTORS ASSET HOLDING CORP., AS TRUSTEE




Officer's Certificate pursuant to Section 6.01 (e) of the Aircraft Purchase Agreement between Investors Asset Holding Corp. and Northwest Airlines, Inc. dated as of September 30, 1996 (the "Agreement").


     The undersigned, James F. Livesey, Vice President of Investors Asset Holding Corp., not in its individual capacity, but solely as Trustee (the "Seller"), on behalf of Seller, does hereby certify that:


1. The representation and warranties made by the Seller, in the Agreement are true and correct in all material respects as though such representations and warranties were made at and as of the date hereof.

2. The Seller has performed and complied in all material respects with all agreements, covenants, obligations, and conditions applicable to the Aircraft required by the Agreement to be so performed or complied with by it prior to or upon delivery of such Aircraft.


     All capitalized terms used herein, but not defined herein, shall have those meanings as are provided in the Agreement.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate this 30th day of September, 1996.



                                            INVESTORS ASSET HOLDING CORP.
                                            not in its individual capacity, but
                                            solely as Trustee, Seller


                                            By:  /s/ James F. Livesey
                                                ------------------------------


                                            Its: Vice President
                                                 -----------------------------

                                  EXHIBIT G-2

                           NORTHWEST AIRLINES, INC.





Officer's Certificate pursuant to Section 6.02(d) of the Aircraft Purchase Agreement between Investors Asset Holding Corp., not in its individual capacity, but solely as Trustee under a Trust Agreement and Northwest Airlines, Inc., dated September 30, 1996 (the "Agreement").

        The undersigned, Rolf S. Andresen, Vice President and Controller of Northwest Airlines, Inc., a Minnesota Corporation, (the "Buyer"), on behalf of Buyer, does hereby certify that:


1. The representations and warranties made by the Buyer, in the Agreement are true and correct in all material respects as though such representations and warranties were made at and as of the date hereof.

2. The Buyer has performed and complied in all material respects with all agreements, covenants, obligations, and conditions applicable to the Aircraft required by the Agreement to be so performed or complied with by it prior to or at delivery of such Aircraft.

    All capitalized terms used herein, but not defined herein, shall have those meanings as are provided in the Agreement.

    IN WITNESS WHEREOF, I have signed this Officer's Certicate this 30th day of September, 1996.



                                        NORTHWEST AIRLINES, INC.

                                        By:  /s/ Rolf S. Andresen
                                           -------------------------------

                                        Its: Vice President and Controller
                                            ------------------------------